Supplement to the
Fidelity Freedom K® 2060 Fund
May 28, 2016
As Revised June 1, 2017
Summary Prospectus

Reorganizations. The Board of Trustees of Fidelity Aberdeen Street Trust has unanimously approved an Agreement and Plan of Reorganization between each Fidelity Freedom K® Fund and its corresponding Fidelity Freedom® Fund (each, an “Agreement”).

Each Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of a Fidelity Freedom K® Fund in exchange for shares of its corresponding Fidelity Freedom® Fund equal in total value to the total value of shares of the Fidelity Freedom K® Fund. After an exchange, a Fidelity Freedom K® Fund will distribute the corresponding Fidelity Freedom® Fund shares to its shareholders pro rata, in liquidation of the Fidelity Freedom K® Fund (these transactions are each referred to as a “Reorganization”).

As a result of each proposed Reorganization, shareholders of a Fidelity Freedom K® Fund would receive Class K shares of the corresponding Fidelity Freedom® Fund.

Each Reorganization is expected to be a tax-free transaction. This means that neither a Fidelity Freedom K® Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization. The Reorganizations are expected to occur in the third quarter of 2017.

The following information replaces similar information for Fidelity Freedom K® 2060 Fund found in the "Fund Summary" section under the heading "Fee Table".

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee(a)	0.64%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.00%
Total annual operating expenses(a)	0.64%

(a)  Adjusted to reflect current fees.

1 year	$66
3 years	$206
5 years	$358
10 years	$802

FK60-SUM-17-02 1.9880451.103	June 23, 2017